 John IannoneVice President, Investor Relations304-905-7021  Investor Presentation (Q3 2018)(WSBC financials as of Q2 2018)

 Forward-looking statements in this report relating to WesBanco’s (“WSBC”) plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WSBC’s Form 10-K for the year ended December 31, 2017 and documents subsequently filed by WSBC with the Securities and Exchange Commission (“SEC”), including WSBC’s Form 10-Q for the quarters ended March 31 and June 30, 2018, which are available at the SEC’s website, www.sec.gov, or at WSBC’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WSBC’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, that the businesses of WSBC and Farmers Capital Bank (“FFKT”) may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the mergers of WSBC and FFKT may not be fully realized within the expected timeframes; disruption from the mergers of WSBC and FFKT may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WSBC and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; internet hacking; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WSBC’s operational and financial performance. WSBC does not assume any duty to update forward-looking statements.  Forward-Looking Statements  1

 2  Key Differentiators  Balanced loan and deposit distribution across footprintDiversified earnings streams built for long-term successStrong market positions in economically diverse, major markets with positive demographic trendsRobust legacy deposit base, enhanced by shale gas royalties  Balanced and Diversified with Unique Long-Term Advantages  Distinct andWell-Executed Long-Term Growth Strategies   Legacy of Credit Quality, Risk Management, and Shareholder Focus  Diversified growth engines with distinct strategies and established lending and wealth management teamsSolid fee income generation led by wealth managementFocus on positive operating leverage built upon a culture of expense management  Strong legacy of credit quality and regulatory complianceSix consecutive “outstanding” CRA ratings since 2003Critical, long-term focus on shareholder return through dividend and earnings growthHistory of successful franchise-enhancing acquisitions  WesBanco [noun] \wes-baŋ-co\ – an emerging regional financial services institution, with a community bank at its core, focused on enhancing shareholder value

 3  Balanced and Diversified  Balanced loan and deposit distribution across diverse regional footprintStrong market positions across legacy and major metropolitan marketsDiversified revenue generation engines supported by 100-year old trust business and proprietary mutual fund family  Note: asset, loan, and deposit data as of 6/30/2018; location data as of 7/27/2018; market share based on 2017 MSA deposit rankings (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance) (source: S&P Global)  Broad and Balanced Market Distribution      Louisville  Lexington  Cincinnati  Dayton  Columbus  Bloomington  Akron  Canton  Charleston  Wheeling  Morgantown  Huntington  Fort Knox  Elizabethtown                  #18  #12  #15  #2  #10  #10  #2    Strong Market Positions in Major Markets

 4  Investment Rationale  Balanced financial services company with a diversified earnings stream and a strong legacy of credit and risk managementDisciplined growth that delivers positive operating leverageEmphasis on customer service to ensure relationship value that meets all customer needs efficiently and effectivelyFocus on shareholder value through earnings and dividend growthDistinct, and well-executed, long-term growth strategies built upon unique long-term advantagesCore funding advantage driven by Marcellus and Utica shale regionsPresence in diversified major markets supported by positive demographics and established lending and wealth management teamsSolid wealth management business led by century-old, $4+B trust operationFundamental focus on expenses, enhanced by the “Wheeling advantage”  WesBanco – well-positioned for continued, high-quality growth

 Strategies for Long-Term Success

   6  Long-Term Growth Strategies  Focus on Delivering Positive Operating Leverage  Strong Legacy of Credit Quality, Risk Management, and Compliance  Diversified Loan Portfolio with C&I and Home Equity Lending Focus  Long History of Strong Wealth Management Capabilities  Retail Banking Service Strategies & Core Deposit Advantage  Franchise-Enhancing Expansion within Contiguous Markets

 7  Diversified Loan Portfolio  Focus on strategic growth, diversification, and credit qualityExpansion of Commercial and Industrial (C&I), HELOC, and Residential Mortgage portfoliosTargeted reductions in consumer portfolio to reduce risk profileFull suite of treasury management products, including international services, foreign exchange, and enhanced wire and lockbox capabilitiesAverage loans to average deposits ratio of 88.2% provides opportunity for continued loan growthManageable lending exposure, with no concentrations, to the energy-related, hotel, and retail industries  $6.8 Billion Loan Portfolio  Note: loan and deposit data as of quarter ending 6/30/18; CAGR based on 6/30/13; organic CAGR excludes loans acquired from First Sentry Bancshares (4/5/18), Your Community Bankshares (9/9/16), and ESB Financial (2/10/15)  Five-Year CAGR  Loan CategoryC&IHELOCResidential R/EComm’l R/E (Total)Consumer  Total19%14%12%11%4%  Organic9%9%2%4%(8%)

         Private Banking$570MM in private banking loans and deposits1,850+ relationships Growth opportunities from shale-related private wealth managementExpansion in Kentucky and Indiana  8  Strong Wealth Management Capabilities  Note: assets, loans, deposits, and clients as of 6/30/18; chart financials as of 12/31 unless otherwise stated  Private Banking Loans and Deposits(as of 12/31) ($MM)  Trust & Investments$4.0B of trust and mutual fund assets under management5,000+ relationshipsGrowth opportunities from shale-related private wealth managementExpansion in Kentucky and IndianaWesMark funds  Securities BrokerageSecurities investment salesLicensed banker programInvestment advisory servicesRegional player/coach programExpand external business development opportunitiesExpansion in Kentucky and Indiana  CAGR47%  InsurancePersonal, commercial, title, health, and lifeExpand title business in all marketsApplied quotation software utilization (personal)Third-party administrator (TPA) services for small business healthcare plans  Trust Assets(Market Value as of 12/31) ($B)  CAGR4%

     9  Franchise Expansion  Targeted acquisitions in existing markets and new higher-growth metro areasCritical, long-term focus on shareholder returnStrong capital and liquidity, along with strong regulatory compliance processes, provides ability to execute transactions quickly Diligent efforts to maintain a community bank oriented value-based approach to our marketsHistory of successful acquisitions that have improved earnings    Contiguous Markets Radius  Franchise-Enhancing Acquisitions  FFKT: announced Apr-18; to close 3Q18 (est.)FTSB: announced Nov-17; closed Apr-18YCB: announced May-16; closed Sep-16ESB: announced Oct-14; closed Feb-15Fidelity: announced Jul-12; closed Nov-12AmTrust: announced Jan-09; closed Mar-09Oak Hill: announced Jul-07; closed Nov-07    Note: AmTrust was an acquisition of five branches; see appendix for summary of the Farmers Capital Bank Corporation (FFKT) merger

 10  Positive Operating Leverage  History of successful franchise-enhancing acquisitions and disciplined growth, balanced by a fundamental focus on expense management, in order to deliver positive operating leverage and enhance shareholder value  Note: financial data as of 12/31; current year data as of 6/30/2018; please see the reconciliations in the appendix  YCB Merger (Sep-16)  ESB Merger (Feb-15)  Fidelity Merger (Nov-12)  $10B Asset Threshold Preparations Begun  Lending & Revenue Diversification Strategy Begun    Assetsup 103%Efficiency Ratiodown 945bp  FTSB Merger (Apr-18)

 Returning Value to Shareholders  Focus on appropriate capital allocation to provide financial flexibility while continuing to enhance shareholder value through dividend and earnings growthQ2 2018 dividend payout ratio of 36.3% provides upside potentialQ2 2018 dividend yield 2.3%, compared to 1.7% for bank group  11  Note: dividend through May 2018 declaration announcement; WSBC dividend payout ratio based on earnings per share excluding merger-related costs; WSBC dividend yield based upon 7/26/18 closing stock price of $49.41; bank group ($7B to $15B total assets) dividend data as of 2Q2018 (source as of 7/26/18: S&P Global)  Tangible Book Value per Share ($)  Quarterly Dividend per Share ($)    +107%    +54%

 Financial Overview

 Financial Performance Summary (Non-GAAP)  13  excludes after-tax merger-related expenses and net deferred tax asset revaluation (as applicable)represent annualized net loan charge-offs as percentage of average loansNote: please see the reconciliations to GAAP results in the appendix; First Sentry Bancshares merger closed April 2018

 14  Financial and Operational Highlights – Q2 2018  Strong year-over-year growth in both pre-tax and after-tax earnings supported by solid expense managementPre-tax, pre-provision income increased 24.1% to $47.6 million (excl. certain costs)Net income up 42.2% and EPS up 33.3% to $0.80 (excluding certain costs)Strong efficiency ratio of 54.3%, down 341 basis points from the prior yearReturn on average tangible common equity of 17.9% (excluding certain costs)Focused on generating positive operating leverage and profitability through effective execution of strategies related to long-term growth, expense management, and strategic acquisitionsIncreasing long-term shareholder value through earnings and dividend growthPositioned for success in any type of operating environmentSuccessful completion of merger with First Sentry Bancshares on April 5th, and received all necessary regulatory and shareholder approvals for merger with Farmers Capital Bank CorporationStrategically balancing loan growth while maintaining high credit standardsRobust year-over-year organic deposit growth of 4.9% (excl. CD reduction strategy)  Note: financial data as of quarter ending 6/30/2018, and compared to the quarter ending 6/30/2017; certain costs excludes after-tax merger-related expenses; CD reduction strategy focused on reducing higher-cost certificates of deposit; please see the reconciliations to GAAP results in the appendix

 Net Interest Margin (NIM)  NIM continues to reflect the benefit to asset yields from the increases in the Federal Reserve Board’s target federal funds rate over the past year, offset by higher funding costs and a flattening of the yield curveYTD total interest bearing deposit funding costs, which were up only 15 basis points year-over-year, continue to benefit from “core funding advantage”Reflects a 6 basis point reduction during Q1 2018 from lower tax-equivalency of state and local municipal tax-exempt securities from the “Tax Cuts and Jobs Act”NIM improvement benefits from future loan repricing and the acquisition of Farmers Capital with partial offsets from higher anticipated deposit betas from additional Fed rate increases, and potential asset mix changesRemain positioned for asset sensitivity in a rising interest rate environment  15  Net Interest Margin (FTE)  Note: the “yield curve” represents the spread difference in the market yields for the 2-year and 10-year U.S. Treasury securities; the spread was ~125bp at 12/31/2016 and declined to ~30bp at 6/30/2018 (source: Federal Reserve H.15 Selected Interest Rates)

 16  Benefits of Core Funding Advantage  Robust legacy deposit base, enhanced by shale energy-related royaltiesLand owner royalties from energy companies are decades-long contractsThese royalties have averaged low 8-figure monthly deposit in-flows for WesBanco, and have helped control total deposit funding costs (incl. non-int. bearing) 15% total deposit beta on +75bp Fed Funds Rate increases since 6/30/2017Total demand deposits 50% of total deposits (vs. 35% 5 years ago)During the last five years:Total deposits (excluding CDs) have grown organically at a 6% CAGRTotal demand deposits have grown organically at a 9% CAGR  Note: deposit data as of 6/30/2013, 6/30/2017, and 6/30/2018 and reflects quarterly averages; royalty deposit in-flows represent a YTD average  Avg Deposits as of 6/30/2018  Funding CostInterest-Bearing = 0.53%Total Deposits = 0.39%  Avg Deposits as of 6/30/2017  Funding CostInterest-Bearing = 0.36%Total Deposits = 0.27%  Avg Deposits as of 6/30/2013  Funding CostInterest-Bearing = 0.66%Total Deposits = 0.54%

 Strong legacy of credit and risk managementBased upon conservative underwriting standardsMature enterprise risk management program headed by Chief Risk Officer addressing key risks in all business lines and functional areasEnhancing strong compliance management systemStrong and scalable BSA/AML functionLiquidity, loan, and capital stress testing for post-$10 billion DFAST reportingStrong regulatory capital ratios significantly above regulatory requirementsSix consecutive “outstanding” CRA ratings since 2003  Risk Management and Regulatory Compliance  17  Basel III Tier 1 Risk-Based Capital Ratio  Basel III Common Equity Tier 1 Capital Ratio  Note: First Sentry Bancshares merger closed April 2018; 4Q17 Tier 1 Capital Ratios impacted by the $12.8 million net deferred tax asset revaluation

 18  Favorable Operating Metrics  Disciplined execution upon growth strategies providing favorable performance versus peer group across key operating metrics  Note: financial data as of 12/31; current YTD data as of 6/30/2018; please see the reconciliations in the appendix; peer group includes SRCE, CHFC, CBU, EGBN, FNB, FCF, FFBC, FRME, NBTB, ONB, PRK, PNFP, STBA, TMP, TOWN, UBSH, UBSI; peer ratios from S&P Global and company reports (as of 7/27/18) and represent simple averages for ROATCE & efficiency ratio, and weighted averages for ROAA & NPAs to Assets  Efficiency Ratio  Return on Average Assets  Return on Average Tangible Equity  Non-Performing Assets to Total Assets  * 2017 Peer Average adjusted for net deferred tax asset revaluation (sources: S&P Global, company reports)   *  *

 Appendix

 Stock Performance: Long-Term Cumulative Return  20  Note: cumulative return since WSBC IPO compared to the cumulative return for the S&P500 Index over the same time period

 Pennsylvania    21  Long-Term Funding and Growth Advantages  Source: demographic data pulled April 2018 (source: S&P Global); market share based on 2017 MSA deposit rankings (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance) (source: S&P Global)  Columbus  Cincinnati  Louisville  Lexington  Morgantown  Charleston  Dayton            Huntington  Shale Formations & Infrastructure Marcellus Shale region Utica Shale region Shell cracker plant proposed cracker plant proposed Appalachia storage                 ?    ?      Pittsburgh #10 Mkt Share  W. Virginia #2 Mkt Share  Columbus #12 Mkt Share

 Interest Rate Sensitivity  Positioned for asset sensitivity in a rising interest rate environment  22    Immediate Change in Interest Rates  Change in Net Interest Incomefrom Base over One Year      December 31, 2017  June 30, 2018  +1% Rate Shock  +2.4%  +2.2%  +2% Rate Shock  +4.0%  +4.0%  +3% Rate Shock  +6.2%  +6.0%  +2% Rate Ramp  +2.2%  n/a  (1%) Rate Shock  (3.0%)  (2.3%)        EVE +2% Rate Shock  (1.8%)  (8.5%)  EVE (1%) Rate Shock  (3.1%)  +1.9%  Note: “EVE” is the economic value of equity, which is defined as the market value of equity in various increasing and decreasing rate scenarios

   Executive  Position  Years in Banking  Years atWSBC  James Gardill  Chairman of the Board  45*  45  Todd Clossin  President & Chief Executive Officer  34  5  Robert Young  EVP – Chief Financial Officer  32  17  Ivan Burdine  EVP – Chief Credit Officer  38  5  Jonathan Dargusch  EVP – Wealth Management  37  8  Steve Lawrence  EVP – Chief Internal Auditor  38  24  Michael Perkins  EVP – Chief Risk & Administration Officer  30**  23  Anthony Pietranton  EVP – Human Resources  30***  5  Brent Richmond  EVP – Treasury & Strategic Planning  33  16  Jayson Zatta  EVP – Chief Banking Officer  32  10  Experienced and Stable Management Team  * as legal counsel to WesBanco ** in financial services, including 23 in banking *** in financial services, including nine in banking  23

 Farmers Capital (FFKT) Transaction Highlights  Strategically compelling Kentucky combinationIncreases WSBC’s presence in major metropolitan markets with attractive demographicsIncreases combined deposit market share in Cincinnati (#14), Louisville, (#9), Lexington (#9) and Elizabethtown (#1) MSAs(1)Entry into Frankfort, KY MSA with #1 deposit market share(1)Accelerates WSBC growth to ~$12.8 billion in total assetsStrong performing franchise with a 0.17% cost of deposits(2)Ability to leverage WSBC platform product suite through FFKT’s distributionBrokerage, trust, and other wealth management revenue synergies likely though not modeled  24  Continued Expansion into Attractive Kentucky Markets  Financially Compelling  Expected to be ~3% accretive to 2019 EPS(3) and ~5% accretive to 2020 EPS(3)Tangible book value (“TBV”) dilution of ~2.1% at closingTBV earn-back estimated to be ~2.4 years using the “crossover method”(4), including all merger-related expenses, purchase accounting adjustments, and cost savingsInternal rate of return ~20%Remain well in excess of “Well-Capitalized” guidelines on pro-forma basis  Source: S&P Global as of June 30, 2017For the three months ended March 31,2018Excludes merger-related charges; assumes 75% cost savings phase-in 2019 and 100% phase-in thereafter Crossover method defined as the number of years for projected pro forma TBV per share to exceed projected stand-alone TBV per share  Note: as presented and disclosed in conjunction with the announcement of the merger agreement with Farmers Capital Bank Corporation (“FFKT”) on April 20, 2018

   Louisville  Lexington  Cincinnati  Dayton  Columbus  Bloomington  Akron  Canton  Charleston  Wheeling  Morgantown  Huntington  Fort Knox  Elizabethtown      25  Strong Market Positions in Major Markets  Note: location data as of 4/18/2018; market share based on 2017 MSA deposit rankings (approximated on map by circles) (Pittsburgh MSA excludes BNY Mellon; Columbus MSA excludes single Wells Fargo branch & Nationwide Insurance) (source: S&P Global); “WesBanco (Current)” includes FTSB (merger closed 4/5/18); “WesBanco (Pro Forma)” includes FTSB and FFKT              #18  #12  #15  #2  #10  #10  #2    WesBanco (Current)  WesBanco (Pro Forma)              #14  #12  #15  #1  #9  #10  #2        #28    #9  Louisville  Lexington  Cincinnati  Dayton  Columbus  Bloomington  Akron  Canton  Charleston  Wheeling  Morgantown  Huntington  Fort Knox  Elizabethtown        #1  Frankfort   WSBC (172) First Sentry [FTSB] (5) FFKT (34)                  Note: as presented and disclosed in conjunction with the announcement of the merger agreement with Farmers Capital Bank Corporation (“FFKT”) on April 20, 2018; FTSB = First Sentry Bancshares

 26  Broad and Balanced Market Distribution  Note: loan & deposit data as of 6/30/2018; “WesBanco (Current)” represents WSBC stand-alone (including First Sentry Bancshares (“FTSB”)); “WesBanco (Pro Forma)” includes Farmers Capital Bank Corporation (“FFKT”)  WesBanco (Current)  WesBanco (Pro Forma)

 Financial Performance Summary Trend – Annual   27  Efficiency Ratio (1)  Net Income (1) ($MM)  (1) excludes merger-related expenses and net deferred tax asset revaluation (as applicable)Note: please see the reconciliations to GAAP results in the appendix; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015  Return on Average Tangible Equity (1)  Return on Average Assets (1)

 Loan loss allowance decline due to improvement in credit quality  Legacy Loan Loss Allowance and Total Loans  Non-Performing Assets to Total Assets  Net Charge-Offs as % of Average Loans  NPAs to Total Loans, OREO & Repossessed Assets  Diligent Focus on Credit Quality – Annual Trend  28  Note: please see the reconciliations to GAAP results in the appendix; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”

 29  Commercial Loan Outstanding Detail – Year-End  Note: loan data as of December 31st period ends (as reported in applicable Form 10-K) and includes acquired loans from the Your Community Bankshares (September 2016) and ESB Financial (February 2015) mergers

 Reconciliation: Efficiency Ratio & Operating Leverage  30  Note: “efficiency ratio” is non-interest expense excluding restructuring and merger-related expense divided by total income; FTE represents fully taxable equivalent; First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, ESB Financial merger closed February 2015, Fidelity Bancorp merger closed November 2012, and AmTrust 5 branch acquisition closed March 2009

 Reconciliation: Net Income and EPS (Diluted)  31  Note: First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015

 32   (1) three-, six-, and nine-month (as applicable) figures are annualizedNote: First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015  Reconciliation: Return on Average Assets

 33   (1) three-, six-, and nine-month (as applicable) figures are annualized; amortization of intangibles tax effected at 21% during 2018 and 35% for all prior periodsNote: First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015  Reconciliation: Return on Average Tangible Equity

 34  Note: First Sentry Bancshares merger closed April 2018, Your Community Bankshares merger closed September 2016, and ESB Financial merger closed February 2015; “Legacy” as defined in WSBC’s ALLL model glossary are “loans that were originated by WesBanco Bank, Inc.”  Reconciliation: Legacy Loan Loss Allowance and Total Loans